                                        HYBRID
                                    Networks, Inc.

                              PRODUCT PURCHASE AGREEMENT

THIS AGREEMENT ("Agreement") is made this 30th h of June, 1997 ("effective date") by and between HYBRID NETWORKS, INC., "a California corporation"; ("Hybrid") having its principal place of business at 10161 Bubb Road, Cupertino, CA 95014 and RCN Operating Services, Inc., a New Jersey corporation having its principal place of business at 105 Carnegie Center, Princeton, New Jersey 08540("RCN")".

                                      RECITALS

Hybrid designs, develops, manufactures and distributes certain equipment relating to high speed modem/routers for use in wireless and cable environments.

B. RCN is a provider of communications and telecommunications services" in multiple markets in the United States, and has both mechanical and business expertise to make use of Hybrid products for the purpose of distributing data over "certain frequencies".

C. RCN desires to purchase certain equipment from Hybrid, and Hybrid is willing to sell such equipment to RCN, on and subject to the terms set forth below.

Now, therefore, in consideration of the mutual agreements and covenants herein contained, the parties, intending to be legally bound, agree as follows:

1.   SALE AND PURCHASE

A. On and subject to the terms and conditions hereof, RCN intends to purchase from Hybrid, and Hybrid agrees to sell to RCN, a minimum of 25,000 units (the "Units") consisting of either Hybrid's model CCM-201/221 wireless and cable client cable modem/router (multi-user (which modems shall be capable of serving at least 20 users)) or N-201/221 modem (single user), or any combination thereof (the "Purchase Plan"). The Purchase Plan per-Unit price for the CCM-201/221 are identified in Addendum B (less the volume purchase agreement identified in Addendum C for the modems) RCN purchases are contingent on Hybrid's ability to provide products that are technically & price competitive, reliable, and can be delivered to meet RCN needs.

B. RCN agrees to purchase from Hybrid by year end 12/31/97, and Hybrid agrees to sell to RCN a minimum of one thousand (1,000) Units and three
     (3) head-end sites plus an option for two (2) additional sites, at designated prices per Addendum A. Purchase Plan includes all equipment purchased by AT&T that is installed in RCN systems, and all equipment purchased by Cable Michigan or Commonwealth Telephone.

C. At the end of 1997, an additional discount or credit will be applied towards RCN's purchases for that year. The discount is as follows:

     $0-$500,000 = $15,000 credit
     $501,000-$750,000 = $30,000 credit
     $751,000 $1,000,000 = $45,000 credit
     >$1,000,000 = $50,000 credit

D. RCN shall also have the right, but not the obligation to purchase additional equipment, identified on Addendum B, at its sole discretion.
     The purchase price for additional items (which are not included in the Purchase Plan) is contained in Addendum B (the Units and other items contained on Addenda A and B and the Software (as herein defined) are sometimes collectively referred to herein as the "Products"). Payment shall be made in accordance with Section 4 set forth below. RCN shall be permitted to order either the CCM-201/221 or the N-201/221 with (i) encryption support (model numbers CCM-201/221-S and N-201/221-S) which will increase the per Unit price for each such Unit ordered by $100, and (ii) an internal telephone modem (currently in development), which will increase the per Unit price for each such Unit ordered by approximately $50 per Unit. Hybrid shall notify RCN of the actual amount of the price increase prior to RCN placing any order for Units so configured.

E. RCN agrees to take delivery of the Purchase Plan over a thirty-six month period, commencing on the Effective Date, and the parties agree to use their best efforts to develop a mutually agreed-upon forecasted delivery schedule not later than July 15, 1997 which schedule shall be revised on a quarterly basis not later than the 10th business days of each new quarter.

     F. RCN shall order Products by issuing written purchase orders to Hybrid. Such purchase orders will be subject to written acceptance by Hybrid, and upon acceptance, will constitute a binding agreement between Hybrid and RCN with respect to the Products identified herein on the term and conditions included herein. All purchase orders submitted by RCN to Hybrid shall be in English. The terms and conditions of this Agreement will prevail over any inconsistent wording on purchase order forms. Hybrid shall make best efforts to meet the quantities and shipping dates specified by RCN in each purchase order; however, Hybrid shall notify RCN within two (2) days following receipt of an order by Hybrid when quantities or shipping dates differ from those specified by RCN. Hybrid's standard lead times of released products is 45 days after receipt of order. Expedite requests will be handled on a case-by-case basis, Hybrid will make best effort to met RCN expedite requirements at no additional charge.

G.   Orders placed by RCN for Products will be accepted by Hybrid provided that:
     i)    order is signed by RCN authorized representative
     ii)   the order is received and accepted by Hybrid during the Term
     iii)  the value of any single order is not less than $500 and
     iv) the order specifies the Products ordered, purchase price(s), exact "ship-to" and "bill-to" address and requested delivery schedule.

2.      TERM OF AGREEMENT

This Agreement shall come into force on the date first written above ("Effective Date") and shall remain valid for orders placed and delivered during the period of 36 months beginning on the Effective Date (the "term").

3.    PRICES/TAXES
All purchase prices are exclusive of shipping and insurance charges which shall be billed separately. Installation and related charges are only included if stated on the face of the order or quotation. Installation and related charges are subject to change due to RCN failure to complete site readiness as stated, non-standard site conditions, force majeure events or RCN caused delays. RCN agrees to pay all such additional charges as invoiced by Hybrid only upon prior written approval of RCN.

All prices are exclusive of all sales, use, excise, and other taxes, duties or charges. Unless evidence of tax exempt status is provided by RCN. RCN shall pay, or upon receipt of invoice from Hybrid, shall reimburse Hybrid for all such taxes or charges levied or imposed on RCN, or required to be collected by Hybrid, resulting from the Purchase Plan or any part thereof.

All prices are FOB Hybrid' Factory Cupertino, California, U.S.A. Unless instructed otherwise. Hybrid will arrange for insurance and standard commercial shipping, the costs of which will be invoiced to the RCN.

RCN will be entitled to Preferred Customer status. If, during the Term hereof, Hybrid sells CCM-201/221 modem/router or N-201/221 single user modem (or the encrypted version of either model) under similar or less advantageous (from Hybrid's standpoint) terms and conditions to those paid by RCN, then the price paid by RCN for all CCM Modem/routers that are on order to be delivered or any future orders during the term of this agreement hereunder will be adjusted downward to be equal to or below the lowest price at which Hybrid has sold said Products. Preferred Customer status only remains valid as long as RCN procurements remain consistent with Purchase Plan over the Term hereof. If during the term hereof RCN chooses to purchase additional equipment above and beyond the Purchase Plan, this Agreement will be amended accordingly based on mutually agreed to terms and conditions provided. that such terms are no less favorable than the terms set forth herein.

Prior to delivery, Hybrid reserves the right to make substitutions, modifications and improvements to the Products, provided that such substitution, modification or improvement shall not adversely affect performance in the application originally agreed to with RCN, including, without limitation, any substitution, modification or improvement that adversely affects a Product's compatibility with the current Series 2000 system.

4.    PAYMENT/FINANCING
Terms of payment will be Net 30 days from date of shipment from Hybrid's factory. All amounts are payable to Hybrid Networks, Inc. at the address set forth on the invoice. RCN has a period of twenty (20) days after receipt of Product within which to notify Hybrid in writing of any discrepancies in the shipment that may give RCN the right to reject such shipment.

If RCN fails to satisfy Hybrid on payment arrangements, Hybrid may refuse to accept an order or may allow RCN to make other arrangements satisfactory to Hybrid prior to shipment.

5.   EQUIPMENT WARRANTY

Hybrid warrants that all Hybrid manufactured equipment including any equipment subcontracted by Hybrid that carries the Hybrid logo[ will be free from defects of material and workmanship and [(] conform to manufacturer's published specifications for a period of eighteen (18) months from the date of delivery under normal operating conditions, which specifications are attached hereto as Addendum H and incorporated herein by this reference. Hybrid agrees to notify RCN of any modification of any specifications relating to the Products, and further agrees not to modify any such specifications in a manner that would adversely affect the performance of the Products without prior written consent of RCN. Hybrid will assist RCN in any warranty matters with equipment not manufactured for or by Hybrid Technologies but provided to RCN by Hybrid.

Should a product fail within this warranty period, Hybrid will repair or replace, at its discretion, the defective product when it is returned to Hybrid, shipping prepaid. Replacement products may be refurbished or contain refurbished materials. Proof of date of delivery of the returned product is required. Hybrid' sole obligation shall be to repair, replace, or refund the purchase price, at its option. Replacement Equipment may be new, refurbished or remanufactured: provided, however, that any Replacement Equipment provided by Hybrid to replace failed equipment upon initial installation thereof shall be new. Returned replaced Equipment shall become Hybrid' property. Replacement Equipment shall be warranted for the unexpired portion of the returned Equipment's warranty. The warranty provided under this section, shall not apply to any item of the equipment which has been altered or modified including any change, addition, or improvement. Hybrids' sole warranty liability to RCN with respect to equipment manufactured by a third party that does not reside in Hybrid's current price list (in Addendum B). and incorporated into Hybrid equipment shall be to pass through to RCN such original equipment manufacturer's available product warranty. The warranty provided herein does not cover damage, defects, malfunctions or service failures caused by:

a) RCN's failure to follow Hybrid' environmental, installation, operation or maintenance specifications or instructions:
b)   Modifications, alterations or repairs made other than by Hybrid:
c) RCN's mishandling, abuse, misuse, negligence, or improper storage, servicing or operation of the Equipment (including without limitation use with incompatible equipment). Addendum I includes a written list of compatible equipment to the Hybrid PoP equipment, which list will be updated by Hybrid from time to time. : or
d) Power failures, surges, fire, flood, accident, actions of third parties or other like events outside Hybrid' control. Repairs necessitated during the warranty period by any of the foregoing causes may be made by Hybrid, and the RCN shall pay Hybrid' standard charges for time and materials, together with all shipping and handling charges arising from such repairs.

THIS WARRANTY CONSTITUTES HYBRIDS' SOLE AND EXCLUSIVE LIABILITY HEREUNDER. AND RCN'S SOLE AND EXCLUSIVE REMEDY FOR DEFECTIVE OR NONCONFORMING ITEMS AND IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY (INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE).



6.   SOFTWARE

(a) LICENSE. In connection with the purchase of the Units, Hybrid with its requisite power and authority, grants to RCN a non-exclusive, non-transferable, license to use the software and related documentation ("Software") based on the following conditions:

     I.   for up to 500 subscribers per PoP purchased by CUSTOMER pursuant to
          Section 1(F) is included in the original system purchase price
     II. for total number of subscribers ranging from 501-3,000, RCN will pay $10 per subscriber or a one time fee of $25,000
     III. Once RCN has reached the 3,000 subscriber level per PoP, no additional software fees will charged.

Please note that the Software may include software and documentation that are owned by third parties and distributed by Hybrid under license from the owner.

(b) COPIES. RCN shall not make any copies of the Software, except for a single archival copy solely for internal purposes.

(c) CONFIDENTIALITY. RCN shall maintain the confidentiality of the Software and shall not sublicense, sell, rent, disclose, make available, disassemble, or otherwise communicate the Software to any other person, or use the Software except as expressly authorized in writing by Hybrid.

(d) TITLE. The Software and all copies thereof will at all times remain the sole and exclusive property of Hybrid or its licensor, as applicable, and RCN shall obtain no title to the Software.

(e) COPYRIGHT. RCN shall reproduce all copyright notices and any other proprietary legends on any copy of the Software made by RCN.

(f)  ALTERATION.  RCN shall not modify, disassemble, or decompile the Software.

(g) WARRANTY. Hybrid does not warrant that the operation of the Software will be error free. Hybrid will use reasonable efforts to correct any defects reported to Hybrid in writing within 90 days of the date of shipment, exclusive of defects caused by physical defects in Software disks due to mishandling, operator error or interfacing other systems not approved by Hybrid.

(h) Maintenance and enhancement releases occurring during the Term of this Agreement will automatically be sent to RCN at no additional charge.

"Hybrid warrants that is has full power and authority to lawfully grant the rights granted by this Agreement, without the consent of any other person, entity or governmental authority, and that, TO THE BEST OF HYBRID'S KNOWLEDGE the use by Customer of the Software (including the copying thereof) and the Products shall not in any way constitute an infringement or other violation of any copyright, trade secret, trademark, patent, proprietary information, nondisclosure, intellectual property or other rights of any party. Hybrid shall indemnify, defend, and hold harmless RCN, its affiliates and subsidiaries and all officers, directors, employees, and agents of such corporations from and against any and all claims, actions, losses, liabilities, damages, costs, and expenses, including attorney fees, arising out of or relating to any breach of the representations and warranties of this subsection, PROVIDED THAT HYBRID SHALL BE GIVEN (i)

EXPRESS, IMPLIED OR STATUTORY (INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE).

7.     TRAINING

RCN will receive two (2) "free" slots for initial training for each PoP purchased with annual updates as required. Accumulation of free training slots only remains valid so long as this Agreement remains in effect.

8. RIGHTS OF THE PARTIES

HYBRID RIGHTS-RCN AGREES TO:
a) Issue a national scale press release announcing its purchase of Hybrid equipment. RCN agrees to issue a national press release announcing the commercial data delivery service in each city using Hybrid as soon as practicable after launch of such service. In addition, RCN agrees to issue periodic press release promoting the development of its commercially available data service using Hybrid equipment. During the installation period, both Hybrid and RCN will have the right of review and approval, which will not be unreasonably withheld, of any press release that the other party proposes to issue describing the service and equipment.

B) Permit Hybrid to visit each cities facility in the RCN system where Hybrid equipment (listed in ADDENDUM A) is located and showcase the technology and business model for other prospective customers, investors or partnering prospects selected by Hybrid. RCN will be given reasonable advance notice of these visits and they will occur only during normal business hours. Hybrid agrees to indemnify and hold RCN harmless for any claim, loss or liability incurred or made or asserted against RCN (including reasonable fees and disbursements of counsel defending itself against such claims, losses of liabilities) in connection with the rights granted to Hybrid pursuant to this Section: provided, however, there shall be no obligation of Hybrid to so indemnify RCN hereunder if the claim, loss or liability arises solely out of the gross negligence or willful misconduct of RCN.

c) Hybrid and RCN will meet quarterly to review status of Purchase Plan and to forecast upcoming shipments. CCM commitments are for unit purchases only and that RCN has the right to manage unit orders among the CCM models contracted. If Hybrid introduces new CCM models during the terms of this Agreement, RCN has the right to apply the new models against volume commitments based on mutually agreed to discounts.

d) RCN will receive two (2) Single User CCMs free of charge for every new Hybrid PoP that is purchased.

e) Hybrid will develop and support software tools that will allow for network monitoring and simplified installation ("Golden Install"). These tools will be phased into Hybrid's system beginning with the next software release, Hybridware release 4.2.


RCN RIGHTS - HYBRID AGREES TO:
a) Upgrade all FSK modems (P/N CCM-221 and N-221) to QPSK immediately upon general release.

b) RCN will receive preferential treatment in regards to advance releases of software for the purpose of jointly testing and evaluating said software. Hybrid will make best efforts to keep RCN informed of future releases. In return, RCN will report system errors and problems on a timely basis to Hybrid.

c) A joint marketing effort - for every one-hundred (100) Hybrid modems purchased by RCN, Hybrid will Donate one (1) modem (model to be agreed to by both parties)to a designated educational institution.
d) RCN has the right to "co-label" Hybrid modems and will be responsible for all expenses associated.

9.   SYSTEM/SOFTWARE SUPPORT
RCN will receive free of charge "System support" as outlined in ADDENDUM D, for all head end location sites during the first six (6) months following the delivery of the units in these markets. After this period, an "Annual System Support Contract" may be purchased by RCN at the rate set forth in Addendum D.

Hybrid will support the Series 2000 product line with Technical Support and spare parts for the Term hereof.

Hybrid will follow the "Trouble ticket Process & Clearing" as outlined in ADDENDUM E. If these procedures are changed, Hybrid will notify RCN in writing prior to the effective date of such change.

Hybrid will follow the "Escalation Procedures" as outlined in ADDENDUM F. If these procedures are changed, Hybrid will notify RCN in writing prior to the effective date of such change.

10. TECHNICAL SPECIFICATIONS
System functionality is limited to the published "Hybrid Series 2000 - System Description". A copy of said manual has been forwarded to RCN.

Hybrid shall complete the installation services in accordance with Hybrids' normal installation practices. Hybrid shall perform its standard acceptance testing as outlined on ADDENDUM G, on the installed Equipment and RCN agrees to monitor said testing. Upon completion of installation, as described above, Hybrid shall notify RCN that the Equipment has been installed and operates in accordance with applicable test and performance specifications. The date of such notification shall be the installation cutover date. Hybrid may at its sole discretion use subcontractors to provide installation services.

11. EXCUSABLE DELAY
Notwithstanding anything contained in this Agreement to the contrary, neither party shall be liable to the other for failure to perform any obligation under this Agreement (nor shall any charge or payments be made in respect thereof) if prevented from doing so by reason of acts of God, strikes, labor unrest, embargoes, civil commotion, rationing or other governmental orders or requirements, acts of civil or military authorities, or other contingencies if and to the extent such cause is beyond the reasonable control of such party and all requirements as to notice, another performance required hereunder within a specified period, shall be automatically extended to accommodate the period of any such cause which shall interfere with such performance.


12. CHANGE, CANCELLATION, AND TERMINATION
In the event that either party breaches any provision of this Agreement and fails to cure such breach within thirty (30) days after written notice from the other party, the breaching party shall be in default and the non-breaching party shall have the right, but not the obligation, to terminate this Agreement by providing written notice to the breaching party at least thirty (30) days prior to the date of termination. Any subsequent cure of the breach that resulted in the termination notice will not affect the validity of the termination notice, unless such notice is withdrawn by the non-breaching party.

13. ASSIGNMENT
Neither party may assign this Agreement in whole or in part without the prior written consent signed by an officer of the other party, which consent shall not be unreasonably withheld; provided, however, that RCN shall be permitted to assign this Agreement, in whole or in part, with notice, but without the necessity of consent, to any of its affiliates (defined in Rule 12b-2 of the Security Exchange Act of 1934, as amended).

14. GOVERNING LAW, VENUE, AND JURISDICTION
This Agreement will be governed by and construed in accordance with the laws of the "State of New Jersey", "State of New York", "State of Michigan", "Commonwealth of Pennsylvania", or "Commonwealth of Massachusetts". Reasonable attorney fees shall be reimbursed, with respect to the foregoing, to the party who prevails on the merits.

15. ENFORCEABILITY
If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall in no way be affected or impaired.

16. NOTICES
Any notice required to be given by either party to the other party shall be in writing and shall be deemed given if personally delivered, if sent by facsimile (with receipt acknowledged) to the facsimile number the other party set forth below or if mailed postage prepaid, to:

     Hybrid Networks, Inc.       RCN Telecom Services, Inc.
     10161 Bubb Road             105 Carnegie Center
     Cupertino, CA 95014         Princeton, New Jersey 08540
     Attention: Jeff Gates       Attention: Mark Haverkate
     Fax no. 408/725-2439        Fax no. 609-734-7521


     or such other address as the party to which the notice is sent shall have provided to the other party by written notice in accordance with this Section.

17. LIMITATION OF LIABILITY
NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS CONTRACT, UNDER NO CIRCUMSTANCES SHALL either party BE LIABLE TO the other party OR ANY THIRD PARTY FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, AS A RESULT OF A BREACH OF ANY PROVISION OF THIS CONTRACT. Each party (the "Indemnifying Party") HEREBY INDEMNIFIES the other party (the "Indemnified Party") AGAINST ALL LOSS OR LIABILITY FROM CLAIMS ARISING OUT OF OR RELATING TO THE INSTALLATION, OPERATION, OR USE OF THE EQUIPMENT, WHETHER ON ACCOUNT OF NEGLIGENCE OR OTHERWISE; PROVIDED, HOWEVER, the Indemnifying Party shall have no obligation to indemnify the Indemnified Party for any loss of liability arising out of Indemnified Party's GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

18. ENTIRE AGREEMENT
This Agreement supersedes all previous communications, transactions, and understandings, whether oral, or written, and constitutes the sole and entire agreement between the parties pertaining to the subject matter hereof. No modification or deletion of, or addition to these terms shall be binding on either party unless made in writing and signed by a duly authorized representative of both parties.

19. "CONFIDENTIAL INFORMATION

Hybrid hereby acknowledges that during the course of performing the services under this Agreement, it may come into possession of confidential information which may not be disclosed to any third party. Further, Hybrid agrees not to disclose said information to any person other than on a need-to-know basis. Confidential information shall include, but is not limited to, any information concerning RCN's business and affairs, inventory, improvements, process, techniques, contracts with third party and other trade secrets obtained during the term of this Agreement. INFORMATION WILL NOT BE SUBJECT TO THIS PROVISION IF IT IS OR BECOMES A MATTER OF PUBLIC KNOWLEDGE WITHOUT THE FAULT OF HYBRID, IF IT WAS A MATTER OF WRITTEN RECORD IN HYBRID'S FILES PRIOR TO DISCLOSURE BY RCN, OR IF IT WAS RECEIVED BY HYBRID FROM A THIRD PERSON UNDER CIRCUMSTANCES PERMITTING ITS DISCLOSURE BY HYBRID The terms of this subsection shall survive the termination of this Agreement
FOR A PERIOD OF THREE YEARS."

In Witness Whereof, duly authorized representatives of the Parties, hereto have executed this Agreement as of the day and year first above written.

Hybrid Networks, Inc.       RCN:

By: /s/ [ILLEGIBLE]         By: /s/ [ILLEGIBLE]
   ------------------------   ------------------------
Title:  Chm & CEO           Title:  EVP
      ---------------------       --------------------
Date:  5 Aug 1997           Date:  July 31, 1997
     ----------------------      ---------------------

                              ADDENDUM A

                   FIRST FIVE SITES - 1997 SHIPMENTS

                             ALLENTOWN SITE

               SERIES 2000 - CABLE DOWN (64QAM), TELEPHONE AND ROUTER
               RETURN

===================================================================================================================================
  PRODUCT                                                              CONFIGURATION                 PRICE     QUANTITY
                                                                       -------------------------
   CODE                             COMPONENT                               MIN         MAX          (US$)
===================================================================================================================================

         HYBRID PoP EQUIPMENT, SOFTWARE LICENSES AND SPARE PARTS
-----------------------------------------------------------------------------------------------------------------------------------
  CMG-2000     CyberManager 2000 with HybridWare + SW for 500 Subcribers      1           1           25,000          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
  SNL-0500     Subscriber 500 Network License (see Note 1)                           As Required       5,000                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
  SNL-2500     Subscriber 2500 Network License (see Note 1)                          As Required      25,000                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
  CMD-2000     CM Downstream Router with HybridWare + SW                      1      As Required      18,170          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
  SEC-010      Secure Encryption Card (DES)                                                              895          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 SQC-200-3     SIF (QAM) Card, 3-channel (each 10 Mbps)                       1       2 per CMD        4,150          2      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 QMC-200-3     64 QAM Modulator Card w/Filter & Combiner, 3 Channel           1       2 per CMD        4,820          2      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 HFL-2220      IF Filter (standalone, special purpose)                     NOTE 2     2 per CMD          POA                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
CMU-2000-8T    CM Upstream Router with HybridWare + SW                        1      As Required      18,285                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
 TDC-001-8     Phone Demodulator Card, 8 lines per card                       1       8 per CMU        3,095                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PoP EQUIPMENT ALSO AVAILABLE FROM HYBRID

               (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT
               NOTICE)
-----------------------------------------------------------------------------------------------------------------------------------
  OFS-200      Fast Ethernet Switch (Cisco Catalyst 2900)                     1                       17,500              $  XXX
-----------------------------------------------------------------------------------------------------------------------------------
  OCM-160      C6M Modulator/Upconverter (USA Spec)                           1        NOTE 3          2,140                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
  OCM-165      C6MP Modulator/Upconverter (USA Spec)                          1       NOTE 3,4         2,950                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
  OCM-260      C6U Modulator/Upconverter (USA and International)              1        NOTE 3          2,950                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
               APONET BANDWIDTH MANAGER (MODEL 10)                                                     5,000          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
  OCM-400      IP Gateway Router (Cisco 7206)                                                         13,000          1   $  XXX
-----------------------------------------------------------------------------------------------------------------------------------
  OCM-401      TI DSU (Generic Internet Connection)                                                    1,250          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
  ORK-719      7-foot, 19-inch rack                                           1                          940                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
  CKT-201      Baseline One-Way Cable/Telephone System Cabling Kit      1 (or equiv)                     100                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
  DKT-030      Monitor and Keyboard (both rackmount for CMD and CMU)          1      As Required         925          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
  OPS-030      Power Strip                                                           As Required         130                 XXX
-----------------------------------------------------------------------------------------------------------------------------------



                                                                       PAGE 10


               SPARE PARTS

-----------------------------------------------------------------------------------------------------------------------------------
  LAC-010      10/100 BaseT LAN Interface Card                                                           690                 XXX
-----------------------------------------------------------------------------------------------------------------------------------


               HYBRID CLIENT CABLE MODEMS

-----------------------------------------------------------------------------------------------------------------------------------
  CCM-201      Client Cable Modem (multi-user)                                       As Required         540        100      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 CCM-201-S     Client Cable Modem (multi-user), encryption support (DES)             As Required         640                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
   N-201       Client Cable Modem (single-user)                                      As Required         295        100   $  XXX
-----------------------------------------------------------------------------------------------------------------------------------
  N-201-S      Client Cable Modem (single-user), encryption support (DES)            As Required         395                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL CABLE MODEM ACCESSORIES

               (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT
               NOTICE, RECOMMEND LOCAL PURCHASE)
-----------------------------------------------------------------------------------------------------------------------------------
  OTM-001      V.34 28.6 Phone Modem (typically US Robotics)                         As Required         125        200   $  XXX
-----------------------------------------------------------------------------------------------------------------------------------
  CBL-001      RS-232 Modem Cable (see Note 5)                                       As Required           8        200      XXX
-----------------------------------------------------------------------------------------------------------------------------------
  OEH-005      Ethernet Hub (5-port support for five computers)                      As Required          80          0      XXX
-----------------------------------------------------------------------------------------------------------------------------------
               HYBRID TECHNICAL SUPPORT AND TRAINING (SEE NOTE 6)

-----------------------------------------------------------------------------------------------------------------------------------
TRN-201-4C     One-Way Cable (64QAM) Training Program                         1        REQUIRED      N/C              2      XXX
-----------------------------------------------------------------------------------------------------------------------------------
TRN-201-1C     One-Way Cable (64QAM) Training Program/Per Student                    As Required       1,500                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
 SRV-100       System Integration per Day                                            As Required       1,500                 XXX
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                 TOTAL:     $20X
===================================================================================================================================

Notes:

           1 Price as listed when purchased with the CMG-2000
           2 Standalone filter may be required in remote fiber links using a channel translator
           3 One c6m is required per downstream carrier frequency; one
             C6U is required per 2 downstream
             carrier frequencies
           4 Special order from General Instruments
           5 RS-232 modem cables are bulk shipped, used to connect cable modem and telephone modem.
           6 Training program prices are for Cupertino Training; additional costs apply to on-site training.

                                   BOSTON SITE

               SERIES 2000 - CABLE DOWN (64QAM), TELEPHONE AND ROUTER
               RETURN

===================================================================================================================================
  PRODUCT                                                              CONFIGURATION                 PRICE     QUANTITY
                                                                       -------------------------
   CODE                             COMPONENT                               MIN         MAX          (US$)
===================================================================================================================================

         HYBRID PoP EQUIPMENT, SOFTWARE LICENSES AND SPARE PARTS
-----------------------------------------------------------------------------------------------------------------------------------
 CMG-2000      CyberManager 2000 with HybridWare + SW for 500 Subscribers     1           1           25,000          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 SNL-0500      Subscriber 500 Network License (see Note 1)                           As Required       5,000                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
 SNL-2500      Subscriber 2500 Network License (see Note 1)                          As Required      25,000                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
 CMD-2000      CM Downstream Router with HybridWare + SW                      1      As Required      18,170          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 SEC-010       Secure Encryption Card (DES)                                                              895          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
SQC-200-3      SIF (QAM) Card, 3-channel (each 10 Mbps)                       1       2 per CMD        4,150          2      XXX
-----------------------------------------------------------------------------------------------------------------------------------
QMC-200-3      64 QAM Modulator Card w/Filter & Combiner, 3 Channel           1       2 per CMD        4,820          2      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 HFL-2220      IF Filter (standalone, special purpose)                     NOTE 2     2 per CMD         POA                  XXX
-----------------------------------------------------------------------------------------------------------------------------------
CMU-2000-8T    CM Upstream Router with HybridWare + SW                        1      As Required      18,285                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
TDC-001-8      Phone Demodulator Card, 8 lines per card                       1       8 per CMU        3,095                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PoP EQUIPMENT ALSO AVAILABLE FROM HYBRID

               (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT
               NOTICE)
-----------------------------------------------------------------------------------------------------------------------------------
 OFS-200       Fast Ethernet Switch (Cisco Catalyst 2900)                     1                       17,500          1   $  XXX
-----------------------------------------------------------------------------------------------------------------------------------
 OCM-160       C6M Modulator/Upconverter (USA Spec)                           1        NOTE 3          2,140                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
 OCM-165       C6MP Modulator/Upconverter (USA Spec)                          1       NOTE 3,4         2,950                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
 OCM-260       C6U Modulator/Upconverter (USA and International)              1        NOTE 3          2,950                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
               Aponet Bandwidth Manager (Model 10)                                                     5,000          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 OCM-400       IP Gateway Router (CISCO 7206)                                                         13,000          1   $  XXX
-----------------------------------------------------------------------------------------------------------------------------------
 OCM-401       TI DSU (generic internet connection)                                                    1,250          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 ORK-719       7-foot, 19-inch rack                                           1                          940                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
 CKT-201       Baseline One-Way Cable/Telephone System Cabling Kit       1 (or equiv)                    100                 XXX
-----------------------------------------------------------------------------------------------------------------------------------
 DKT-030       Monitor and Keyboard (both rackmount for CMD and CMU)          1      As Required         925          1      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 OPS-030       Power Strip                                                           As Required         130                 XXX
-----------------------------------------------------------------------------------------------------------------------------------

               SPARE PARTS
-----------------------------------------------------------------------------------------------------------------------------------
 LAC-010       10/100 BaseT LAN Interface Card                                                          690                  XXX
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       PAGE 12



               HYBRID CLIENT CABLE MODEMS

-----------------------------------------------------------------------------------------------------------------------------------
  CCM-201      Client Cable Modem (multi-user)                                       As Required        540         100      XXX
-----------------------------------------------------------------------------------------------------------------------------------
 CCM-201-S     Client Cable Modem (multi-user), encryption support (DES)             As Required        640                  XXX
-----------------------------------------------------------------------------------------------------------------------------------
   N-201       Client Cable Modem (single-user)                                      As Required        295         100      XXX
-----------------------------------------------------------------------------------------------------------------------------------
  N-201-S      Client Cable Modem (single-user), encryption support (DES)            As Required        395                  XXX
-----------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL CABLE MODEM ACCESSORIES

               (TYPICAL PRICES, NO DISCOUNTS, PRICES MAY CHANGE WITHOUT
               NOTICE, RECOMMEND LOCAL PURCHASE)
-----------------------------------------------------------------------------------------------------------------------------------
  OTM-001      V.34 28.8 Phone Modem (typically US Robotics)                         As Required        125         200      XXX
-----------------------------------------------------------------------------------------------------------------------------------
  CBL-001      RS-232 Modem Cable (see Note 5)                                       As Required          8         200      XXX
-----------------------------------------------------------------------------------------------------------------------------------
  OEH-005      Ethernet Hub (5-port support for five computers)                      As Required         80           0      XXX
-----------------------------------------------------------------------------------------------------------------------------------
               HYBRID TECHNICAL SUPPORT AND TRAINING (SEE NOTE 6)

-----------------------------------------------------------------------------------------------------------------------------------
TRN-201-4C     One-Way Cable (64QAM) Training Program                         1       Required      N/C               2      XXX
-----------------------------------------------------------------------------------------------------------------------------------
TRN-201-1C     One-Way Cable (64QAM) Training Program/Per Student                    As Required      1,500                  XXX
-----------------------------------------------------------------------------------------------------------------------------------
 SRV-100       System Integration per day                                            As Required      1,500                  XXX
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                  TOTAL:    $2XX
===================================================================================================================================

Notes:

           1 Price as listed when purchased with the CMG-2000.
           2 Standalone filter may be required in remote fiber links using a channel translator.
           3 One C6M is required per downstream carrier frequency; one
             C6U is required per 2 downstream
             carrier frequencies.
           4 Special order from General Instruments.
           5 RS-232 modem cables are bulk shipped, used to connect cable modem and telephone modem.
           6 Training program prices are for Cupertino Training; additional costs apply to on-site training.

  Series 2000 - Cable (64QAM) Down, Cable (FSK) Return - Manhattan, N.Y.

               (To be completed pending AT&T participation)

    Series 2000 - Cable (64QAM) Down, Cable (FSK) Return - Carmel, N.Y.

               (To be completed pending AT&T participation)

  Series 2000 - Cable (64QAM) Down, Cable (FSK) Return - Princeton, N.J.

               (To be completed pending AT&T participation)

                                   ADDENDUM B

                                GLOBAL PRICE LIST

PoP EQUIPMENT
----------------------------------------------------------------------------------------------
  CMG-2000      CyberMngr 2000 w\HybridWare + SW for 500 Subs.                      $25,000
----------------------------------------------------------------------------------------------
  SNL-0500      Subscriber 500 Network License                                       $5,000
----------------------------------------------------------------------------------------------
  SNL-2500      Subscriber 2500 Network License                                     $25,000
----------------------------------------------------------------------------------------------
  CMD-2000      CM Downstream Router with Hybridware + SW                           $18,170
----------------------------------------------------------------------------------------------
  SEC-010       Secure Encryption Card (DES)                                          $895
----------------------------------------------------------------------------------------------
 SQC-200-3      SIF (QAM) Card, 3-channel (each 10 Mbps)                             $4,150
----------------------------------------------------------------------------------------------
  SVC-100       4VSB 3-Ch SIF Card                                                   $4,150
----------------------------------------------------------------------------------------------
  HEM-2004      Encoder/Modulator (4-VSB)                                            $3,200
----------------------------------------------------------------------------------------------
 QMC-200-3      64 QAM Modulator Card w/ Filter & Combiner, 3 channel                $4,820
----------------------------------------------------------------------------------------------
QMC-200-3C      64 QAM Modulator Card w/ Combiner, 3 channel                         $4,820
----------------------------------------------------------------------------------------------
HEM-2004-B      Baseband Transmitter (IF-to BB)                                      $2,600
----------------------------------------------------------------------------------------------
HEM-2004-I      Baseband Receiver (BB to IF)                                         $3,400
----------------------------------------------------------------------------------------------
HEM-2004-B      Encoder-Baseband (64 QAM)                                            $2,600
----------------------------------------------------------------------------------------------
HEM-2204-I      Modulator-IF (64-QAM)                                                $3,400
----------------------------------------------------------------------------------------------
 HFL-2220       IF Filter (standalone, special purpose)                                POA
----------------------------------------------------------------------------------------------
CMU-2000-8T     CM Upstream Router with HybridWare + SW                             $18,285
----------------------------------------------------------------------------------------------
CMU-2000-14C    CM Upstream Router with HybridWare + SW                             $18,860
----------------------------------------------------------------------------------------------
 VDC-010-2      4-VSB Demodulator Card, 2 channels per card                          $2,595
----------------------------------------------------------------------------------------------
 VBU-010-x      Hybrid Block Upconverter                                             $3,200
----------------------------------------------------------------------------------------------
  CKT-201       Baseline One-Way System Cabling Kit                                   $100
----------------------------------------------------------------------------------------------
 TDC-001-8      Phone Modem Card, 8 lines per card                                   $3,095
----------------------------------------------------------------------------------------------
 CSM-2000       CyberSecure 2000, includes HybridWare + SW                          $15,000
----------------------------------------------------------------------------------------------
 SUG-2000       Software Upgrade from Series 2000 ELS to full Series 2000             $500
----------------------------------------------------------------------------------------------


COMMERCIAL PoP EQUIP. AVAILABLE FROM HYBRID
----------------------------------------------------------------------------------------------
  OFS-200       Fast Ethernet Switch (Cisco Catalyst 2800)                           $8,700
----------------------------------------------------------------------------------------------
  OCM-160       C6M Modulator/Upconverter (USA Spec)                                 $2,140
----------------------------------------------------------------------------------------------
  OCM-165       C6MP Modulator/Upconverter (USA Spec)                                $2,950
----------------------------------------------------------------------------------------------
  OCM-260       C6U Modulator/Upconverter (USA and International)                    $2,950
----------------------------------------------------------------------------------------------
  ORK-719       7-foot, 19-inch rack                                                  $940
----------------------------------------------------------------------------------------------
  CKT-201       Baseline One-Way Cable/Telephone System Cabling Kit                   $100
----------------------------------------------------------------------------------------------
  CKT-221       Baseline Two-Way Cable (FSK) System Cabling Kit                       $200
----------------------------------------------------------------------------------------------
  DKT-030       Monitor and Keyboard  (both rackmount for CMD AND CMU)                $925
----------------------------------------------------------------------------------------------
  OCS-016       16-way Splitter                                                        $0
----------------------------------------------------------------------------------------------
  ODF-260       Diplex Filter                                                          $0
----------------------------------------------------------------------------------------------




                                                                       PAGE 17

----------------------------------------------------------------------------------------------
  OPS-030       Power Strip                                                          $130
----------------------------------------------------------------------------------------------
  OLP-330       Termianl Server (Portmaster) 30 Port                                $3,700
----------------------------------------------------------------------------------------------
 OEX-020-7      Upstream Demodulator Shelf (supports 7 FSK cards)                   $2,200
----------------------------------------------------------------------------------------------
  OEC-021       FSK Upstream Demodulator Card                                        $965
----------------------------------------------------------------------------------------------

SPARE PART
----------------------------------------------------------------------------------------------
  LAC-010       10/100 BaseT LAN Interface Card                                      $690
----------------------------------------------------------------------------------------------
  HSB-210-S     Secure Encryption Card (SBUS)                                        $895
----------------------------------------------------------------------------------------------

HYBRID CLIENT CABLE MODEMS* - MAYBE SUPERCEDED BY VPA
----------------------------------------------------------------------------------------------
  CCM-101       Client Cable Modem                                                   $995
----------------------------------------------------------------------------------------------
 CCM-101-S      Client Cable Modem, encryption support (DES)                        $1,095
----------------------------------------------------------------------------------------------
  CCM-161       CCM (4-VSB), ELS (Series 2000 compatible)                            $995
----------------------------------------------------------------------------------------------
 CCM-161-S      CCM (4-VSB), ELS encryption support (DES)                           $1,095
----------------------------------------------------------------------------------------------
  CCM-201       Client Cable Modem (multi-user)                                      $795
----------------------------------------------------------------------------------------------
 CCM-201-S      Client Cable Modem (multi-user), encryption support (DES)            $895
----------------------------------------------------------------------------------------------
  CCM-221       Client Cable Modem                                                   $845
----------------------------------------------------------------------------------------------
 CCM-221-S      Client Cable Modem, encryption support (DES)                         $945
----------------------------------------------------------------------------------------------
   N-201        Client Cable Modem (single-user)                                     $440
----------------------------------------------------------------------------------------------
  N-201-S       Client Cable Modem (single-user), encryption support (DES)           $540
----------------------------------------------------------------------------------------------
   N-221        Client Cable Modem (single-user)                                     $495
----------------------------------------------------------------------------------------------
  N-221-S       Client Cable Modem (single-user), encryption support (DES)           $595
----------------------------------------------------------------------------------------------

COMMERICAL CABLE MODEM ACCESSORIES
----------------------------------------------------------------------------------------------
  OTM-001       V.34 28.8 Phone Modem (typically US Robotics)                        $125
----------------------------------------------------------------------------------------------
  OEH-005       Ethernet Hub (5-port support for five computers)                      $80
----------------------------------------------------------------------------------------------
  CBL-001       RS-232 Modem Cable (see Note 5)                                       $8
----------------------------------------------------------------------------------------------

HYBRID TECHNICAL SUPPORT AND TRAINING
----------------------------------------------------------------------------------------------
  TRN-201-4     One-Way Cable (640AM) Training Program                              $6,000
----------------------------------------------------------------------------------------------
  TRN-201-1     One-Way Cable (640AM) Training Program/Per Student                  $1,500
----------------------------------------------------------------------------------------------
  TRN-221-4     Two-Way Cable (640AM) Training Program                              $7,500
----------------------------------------------------------------------------------------------
  TRN-221-1     Two-Way Cable (640AM) Training Program/Per Student                  $1,875
----------------------------------------------------------------------------------------------
  TRN-240-4     Secure Router Training Program                                      $3,000
----------------------------------------------------------------------------------------------
  TRN-240-1     Secure Router Training Program/Per Student                           $750
----------------------------------------------------------------------------------------------
  SRV-100       System Integration per day                                          $1,500
----------------------------------------------------------------------------------------------

                                   ADDENDUM C

                              VOLUME DISCOUNT LEVELS

                            ALL PRICE IN U.S. DOLLARS

                     MULTIPLE PC MODEM PRICES - TELEPHONE RETURN
                     -------------------------------------------
LEVEL          CABLE MODEM         QTY                      PRICE
-----          -----------         ---                      -----
1              CCM-201             0-1,000                  $795
2              CCM-201             1,001-3,000              $745
3              CCM-201             3,001-5,000              $695
4              CCM-201             5,001-10,000             $595
5              CCM-201             10,001-25,000            $570
6              CCM-201             25,001 AND GREATER       $540
NOTE:  for DES encryption add $100 per modem

                      SINGLE PC MODEM PRICES - TELEPHONE RETURN
                      -----------------------------------------
LEVEL          CABLE MODEM         QTY                      PRICE
-----          -----------         ---                      -----
1              N-201               0-1,000                  $440
2              N-201               1,001-3,000              $395
3              N-201               3,001-5,000              $375
4              N-201               5,001-10,000             $345
5              N-201               10,001-25,000            $320
6              N-201               25,001 AND GREATER       $295
NOTE:  - for internal phone modem add $50.00 per modem (future release)
       - for DES encryption add $100 per modem


                       MULTIPLE PC MODEM PRICES - CABLE RETURN
                      -----------------------------------------
LEVEL          CABLE MODEM         QTY                      PRICE
-----          -----------         ---                      -----
1              CCM-221             0-1,000                  $845
2              CCM-221             1,001-3,000              $795
3              CCM-221             3,001-5,000              $745
4              CCM-221             5,001-10,000             $645
5              CCM-221             10,001-25,000            $620
6              CCM-221             25,001 AND GREATER       $595
NOTE:  for DES encryption add $100 per modem


                                                                        PAGE 19

                        SINGLE PC MODEM PRICES - CABLE RETURN
                        -------------------------------------
LEVEL          CABLE MODEM         QTY                      PRICE
-----          -----------         ---                      -----
1              N-221               0-1,000                  $495
2              N-221               1,001-3,000              $470
3              N-221               3,001-5,000              $440
4              N-221               5,001-10,000             $420
5              N-221               10,001-25,000            $370
6              N-221               25,001 AND GREATER       $345
NOTE:  - for internal phone modem add $50.00 per modem (future release)
       - for DES encryption add $100 per modem

   * UPON THE EXECUTION OF THIS AGREEMENT, RCN WILL QUALIFYFOR THE LEVEL 6 PRICING AS LONG AS RCN PROCUREMENTS REMAIN CONSISTENT WITH PURCHASE
                          PLAN OVER TERM HEREOF.

                                  ADDENDUM D

                           SYSTEM & SOFTWARE SUPPORT

MEDIA WARRANTY

Hybrid Networks warrants that the media on which the Hybrid Networks product is recorded will be free from defects in material and workmanship under normal use and service for a period of 90 days from shipment. Defective media will be replaced through the Hybrid Networks RMA process.

INITIAL 180 DAY SYSTEM SUPPORT

Initial 180-day support for all head ends "launched", telephone support, maintenance releases, enhancement releases, system monitoring, technical bulletins, and access to the electronic bulletin board.

SOFTWARE SUPPORT

For each site initial software support period begins from the date of Hybrid Networks shipment of the first application software purchase of a particular product type for each site.

The support period also applies to all Hybrid Networks software and firmware products containing application code.

For the duration of the contract, Hybrid will provide the following software support:

Definitions

When used in this booklet:

     a. "Site or Site Location" - refers to physical customer location usually associated with a single address, including the floors of a single building or adjoining buildings, and which has a single network administrative authority.

     b. "Software" - refers to those computer program products, including Maintenance Releases, in object code form which the customer has licensed from Hybrid Networks.

     c. "Maintenance Release" - refers to new version levels of software, periodically distributed for the purpose of correcting problems in previous releases.

     d. "Enhancement Release" - is defined as new versions of the product which include significant changes and/or additions to functionality.

Software Support coverage will be provided free of charge for the duration of the contract and is renewable on an annual basis at a price of $1,000 per CyberManager-TM- per month. The coverage provides for telephone support through the Hybrid Networks Support Center and for active software products; maintenance releases and enhancement releases occurring during the contract term. All software support customers will receive all relevant Technical Bulletins that are released during their contract term and access to the WWW on-line support.

Telephone support will consist of access to the Hybrid Networks Solution Center during the normal Hybrid Networks hours of coverage (6am - 5pm Pacific Time, Monday through Friday, excluding Hybrid Networks observed holidays). The support group will provide responses to software related issues such as installations, configuration and problem solving.

Maintenance releases and enhancement releases occurring during the contract period will be automatically sent to contract customers at no additional charge. The release quantities will be shipped in the same manner as the contract was purchased. For example, single unit contracts will receive a "one-for-one" update kit and site contracts will receive one master update kit per site. The classification of a given release as "maintenance" or "enhancement" is solely at Hybrid Networks discretion. Both types of releases will be issued on standard media and will include all relevant technical documentation.

New software that comprises a new product model, versus an enhancement of an existing model, will require a separate software support agreement. The distinction between new product models and enhancements of existing models is at Hybrid Networks' discretion.

For customers whose initial support or contract term has lapsed without renewal, telephone support and new releases will be available on a chargeable, per incident basis. In general, these charges will amount to substantially more than an annual support contract. Those wishing to initiate or reinstate their contract status must first be running the current released software version prior to the effective date of the contract. This prerequisite may require the purchase of a maintenance or enhancement release.

                                  ADDENDUM E

                       TROUBLE TICKET PROCESS & CLEARING

STEP 1:       SERVICE REQUEST (IR) PROCESS

   - Call placed to Hybrid Support Center (800)516-9315 or (408)342-4299
   - 7am - 6pm Pacific Time
   - Call Logged using Customer Severity Level
   - IR is created or updated normally
   - Escalating an IR is initiated by entering date and time
   - Current and pending status will be updated daily


STEP 2:       RETURN MATERIAL AUTHORIZATION (RMA) PROCESS

   - Call placed to Hybrid Support Center (800)516-9315 or (408)342-4299
   - 7am - 6pm Pacific Time
   - Customer Provide Information to Hybrid
   - Name, Company, address, and telephone number
   - Model and serial number of equipment
   - Detail statement giving the reason for replacement and/or repair (also sent with returned equipment)
   - Warranty returns will be repaired with a 10-business day turnaround
   - Products diagnosed by the Support Center as "our-of-the-box" failures, or which fail within the first 30 days of usage at the customer site, will generally be replaced by the next business day

                                  ADDENDUM F

                             ESCALATION PROCEDURES

NET CPS ESCALATION PROCEDURE CHART:


----------------------------------------------------------------------------------------------------------------------------
                                    1             2               3           Escalated       Escalated          Other
                                Emergency    Significant       Limited           by              to            Advisories
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                Dir Eng
Escalation level: I-                                                           Net Ops         Director       Dir/Net Ops
   Net Ops Tech                 TO + 4 hrs   TO + 8 hrs      TO + 5 days                                        Salesman
   Support Staff                                                                               Net Ops
                                                                            Tech. Support
                          --------------------------------------------------------------------------------------------------
                                TO + 48 hrs  TO + 96 hrs     TO + 14 days                                   Director Net Ops
   2 - Net Ops                                                                Director         Director      VP Operations
   Team/Operations                                                                                               VP Eng
                                                                               Net Ops           Eng.           VP Sales
                                                                                                                Salesman
                          --------------------------------------------------------------------------------------------------
   3 - Engineering              TO + 5 days  TO + 14 days    TO + 30 days        Eng             Exec
                                                                                 VP              Staff
                          --------------------------------------------------------------------------------------------------
   4 - Exec Staff               - Emergency meeting for decision and
                                  contingency planning                           n/a             n/a               n/a
                          --------------------------------------------------------------------------------------------------


- Times indicated are total elapsed clock hours from initial call
- Times apply equally to domestic and international calls
- TO Times for Headquarters Technical Support Engineers include one hour telephone response time
- Action plan supersedes the time frames
- Times are flexible in that escalation can occur faster
- Net Ops owns the "problem" and escalation tracking
- Escalation table incidents are not limited to hardware and software bugs, but can include enhancements for marketing or quality issues for manufacturing
- Escalation for severity 1 & 2 which go past Net Ops level will be raised at the weekly bug status meeting
- Action plan supersedes the time frames

                                  ADDENDUM G

                          ACCEPTANCE TEST PROCEDURES

ACCEPTANCE TEST PROCEDURES

SCOPE OF ACCEPTANCE TEST

This acceptance test is designed to determine the functional status of the equipment which Hybrid Networks has proposed, trained and has assisted with installation. The test will demonstrate that the system meets requirements as specified in the Hybrid Networks' specifications. All findings of the test will be reported to the customer upon completion of testing.

     CONNECTIVITY TEST:
     Customer will randomly select one (1) Client Cable Modem (CCM) on the Customer's network. Workstation (PC with Windows 95 End Node) to System's network connectivity will be established and verified by a user's CCM being logged onto the network.

     PING TEST:
     Once the user is network attached, the Customer and Hybrid will conduct Ping testing. See Windows 95 DOS Ping command listed below.

        LOCAL PING TEST:
        With the Ping command, you can send a ping request to the local CCM to verify that it is receiving information. Enter the IP address of the CCM in the destination-list field. From the Windows 95 DOS prompt enter "ping < CCM IP Address >".

        REMOTE PING TEST:
        With the Ping command, you can send a ping request to the Hybrid CyberManager to verify that it is receiving information. Enter the IP address of the CyberManager in the destination-list field. From the Windows 95 DOS prompt enter "ping < CyberManager IP Address >". This step will verify the complete network operation of the Hybrid Networks' System and the CCM.

     CYBERMANAGER FTP TEST:
     Once the user is network attached, the Customer and Hybrid will conduct FTP testing. Using Hybrid's CableTest, run the FTP test to the CyberManager. File transfer ability will be proven.

     WWW TEST: (OPTIONAL)
     Access the World Wide Web (WWW) using Microsoft Internet Explorer 3.0 (or better), Netscape, Mosaic or equivalent. This test can only be performed if the Customer has provide an Internet Access which has been configured.

TEST REPORT

     A complete test report detailing how the above tests were performed, the exact configuration of the network, and the results of the tests will be generated. This test report will be presented to Customer at test completion.

NOTES

1. Failure of Customer to accept or reject the Network within a period of thirty (30) days of notification of certification as provided for herein shall be deemed System Acceptance.

2. If Customer uses any portion of the Hybrid System for production purposes, the System shall be deemed accepted by Customer.

3.   Windows 95 DOS Ping Command Syntax.


     ---------------------------------------------------------------------------
     WINDOWS 95 DOS PING COMMAND:

     C:\WINDOWS>ping

     Usage:  ping [-t] [-a] [-n count] [-l size] [-f] [-i TTL] [-v TOS]
                  [-r count] [-s count] [[-j host-list] | [-k host-list]] [-w timeout] destination-list

     Options:
        -t             Ping the specified host until interrupted.
        -a             Resolve addresses to hostnames.
        -n count       Number of echo requests to send.
        -l size        Send buffer size.
        -f             Set Don't Fragment flag in packet.
        -i TTL         Time To Live.
        -v TOS         Type Of Service.
        -r count       Record route for count hops.
        -s count       Timestamp for count hops.
        -j host-list   Loose source route along host-list.
        -k host-list   Strict source route along host-list.
        -w timeout     Timeout in milliseconds to wait for each reply.
     ---------------------------------------------------------------------------

                                 CERTIFICATION
                                      OF
                                  ACCEPTANCE


Customer Name: ____________________

Contract Number: __________________

Contract Date: ____________________

Site Location: ____________________

Scope of Work:

______________________________________________________

______________________________________________________

______________________________________________________


--------------------------------------------------------------------------------
TEST                                                    COMPLETED
--------------------------------------------------------------------------------
CONNECTIVITY TEST:                                            / /
--------------------------------------------------------------------------------
PING TEST:                                                    / /
--------------------------------------------------------------------------------
       LOCAL PING TEST:                                       / /
--------------------------------------------------------------------------------
       REMOTE PING TEST:                                      / /
--------------------------------------------------------------------------------
CYBERMANAGER FTP TEST:                                        / /
--------------------------------------------------------------------------------
WWW TEST: (Optional)                                          / /
--------------------------------------------------------------------------------
(Only if Internet Access is configured)
--------------------------------------------------------------------------------


I hereby certify that the work represented by the contract described above has been completed by Hybrid Networks and was given final inspection and acceptance on _________________.

____________________________                        ____________________
Sign - Customer                                                   Date

____________________________
Print

____________________________                        ____________________
Sign - Hybrid Networks                                            Date

____________________________
Print

                                  APPENDUM H

                              SYSTEM DESCRIPTION


See "Hybrid Series 2000 System Description" document number 018-00003-01